COMMITMENTS AND CONTINGENT LIABILITIES	12 Months Ended
Dec. 31, 2011
COMMITMENTS AND CONTINGENT LIABILITIES
NOTE 9:	COMMITMENTS AND CONTINGENT LIABILITIES

a.	Sapiens Technologies (1982) Ltd. ("Sapiens Technologies"), a subsidiary incorporated in Israel, was partially financed under programs sponsored by the Office of Chief Scientist ("OCS") for the support of certain research and development activities conducted in Israel.

In exchange for participation in the programs by the OCS, the Company agreed to pay 3%-3.5% of total net consolidated license and maintenance revenue and 0.35% of the net consolidated consulting services revenue related to the software developed within the framework of these programs based on an understanding with the OCS reached in January 2012. The understanding reached with the OCS resulted in a reversal of an accrual in the amount of $ 922 which was recorded as a reduction of cost of revenues in 2011.

The royalties will be paid up to a maximum amount equaling 100%-150% of the grants provided by the OCS, linked to the dollar, and for grants received after January 1, 1999, bear annual interest at a rate based on LIBOR.

Royalties expenses amounted to $ 577, $ 614 and $ 510 in 2009, 2010 and 2011, respectively, and are included in cost of revenues. During 2011, the Company paid to the OCS, royalties in the amount of $ 1,184.

As of December 31, 2011, the Company had a contingent liability to pay royalties of approximately $ 6,300.

b.	Lease commitments:

The Company leases office space, office equipment and various motor vehicles under operating leases.

1.	The Company's office space and office equipment are rented under several operating leases. Future minimum lease commitments under non-cancelable operating leases for the years ended December 31, were as follows:

2012	$2,487
2013	1,863
2014	1,636
2015	657

$6,643

Rent expense for the years ended December 31, 2009, 2010 and 2011 was $ 1,556, $ 1,811 and $ 2,399, respectively.

2.	The Company leases its motor vehicles under cancelable operating lease agreements.

The minimum payment under these operating leases, upon cancellation of these lease agreements was $ 203 as of December 31, 2011.

c.	Legal settlement:

In 2010, a former customer of the Company filed a claim in the arbitration court in Warsaw, Poland against the Company for damages allegedly caused by the Company with respect to a license and services contract with such former customer signed a number of years ago. A settlement was reached in October 2011 under which the Company paid 1,100 Euro ($1,509) and recovered an amount of $ 1,200 from the insurance company and reversed a provision provided for this claim in the amount of $ 501. The Company recorded income in the amount of $ 192 which was deducted from selling, marketing, general and administrative.

d.	The Company's leased assets are pledged to the finance companies that provided the lease financing. The pledges are for various terms depending on the asset leased.

The Company has provided bank guarantees in the amount of $ 704 as security for the rent to be paid for its leased offices. The lease is valid for approximately four years ending in July 2015.

As of December 31, 2011, the Company has provided bank guarantees in the amount of $ 109 as security for the performance of various contracts with customers and suppliers.

e.	According to the agreement with the Company's major customer, the Company is obligated to pay sales commission to this customer of the higher between 15% on future license sales or 5% of future total project sales of one of the Company's products to third parties. As of December 31, 2011, the Company recorded an accrual in amount of $ 234 with respect to the licenses sold.